INCOME TAXES	9 Months Ended
Sep. 30, 2022
Income taxes [Abstract]
Income Taxes	Income taxes
For tax reporting purposes, the Company consolidates its entities under GLOBALFOUNDRIES Inc., a Cayman Islands entity. As a Cayman Islands corporation, the Company’s domestic statutory income tax rate is 0.0%. The difference between the Company’s domestic statutory income tax rate and its (provision) benefit for income taxes is due to the effect of the tax rates in the other jurisdictions in which the Company operates.

The effective tax rate for the nine months ended September 30, 2022 and 2021 was 9.1% and (21.3)%, respectively. The increase for the nine months ended September 30, 2022 compared to the prior year was primarily due to a higher mix of income in jurisdictions with higher tax rates than the Cayman statutory tax rate and incremental withholding taxes incurred.